                                     ANNEX C
===========================================================================






                   PUT/CALL AND REGISTRATION RIGHTS AGREEMENT


                           Dated as of July ___, 1996


                                     Between


                         HOTEL INFORMATION SYSTEMS, INC.


                                       and


                             MAI SYSTEMS CORPORATION







==============================================================================

                                TABLE OF CONTENTS


                                      Page


                                    ARTICLE I

                                   Definitions

   1.1.     Definitions..............................................  C-1
   1.2.     Other Definitions........................................  C-4

                                   ARTICLE II

                               Put and Call Rights

   2.1.     Put Right of the HIS Entities............................  C-4
   2.2.     Call Right...............................................  C-4
   2.3.     Amount of Consideration Shares...........................  C-5
   2.4.     Escrow Agreement.........................................  C-6

                                   ARTICLE III

                               Registration Rights

   3.1.     Registration.............................................  C-7
                     (a)     Demand Registration Right...............  C-7
                     (b)     Restrictions on Demand
            Registrations............................................  C-8
                     (c)     Piggyback Registrations Right............ C-10
                     (d)      Notice of Sales......................... C-11
   3.2.     Compliance with Blue Sky Laws............................. C-11
   3.3.     Expenses of Registration.................................. C-11
   3.4.     Registration Procedures................................... C-12
   3.5.     Information............................................... C-12
   3.6.     Indemnification........................................... C-12
                     (a)  Issuer's Indemnification.................... C-12
                     (b)  HIS Entities' Indemnification............... C-13
                     (c)  Indemnification Procedure................... C-14
                     (d)  Contribution................................ C-15
   3.7.     Selection of Underwriters................................. C-15
   3.8.     Holdback Agreements....................................... C-16
   3.9.     Delay of Registration..................................... C-16

                                   ARTICLE IV

                            Miscellaneous and General

   4.1.     No Inconsistent Agreements................................ C-16
   4.2.     Term...................................................... C-16

                                                                     Page

   4.3.     Amendment; Waiver....................................... C-16
   4.4.     Counterparts............................................ C-17
   4.5.     GOVERNING LAW........................................... C-17
   4.6.     Notices................................................. C-17
   4.7.     Successors and Assigns.................................. C-18
   4.8.     Severability............................................ C-18
   4.9.     Captions................................................ C-18
   4.10.    Further Assurances....................................... C-19


Schedules

3.1(a)   Demand Registration Limitation

     PUT/CALL AND REGISTRATION RIGHTS AGREEMENT (this "Agreement"),  dated as of
July  ___,  1996,  between  Hotel  Information   Systems,   Inc.,  a  California
corporation ("HIS"), and MAI Systems Corporation, a Delaware corporation (the "Issuer").

                                    RECITALS

     WHEREAS, this Agreement is entered into in connection with the Asset Purchase Agreement, dated as of June 30, 1996, between the Issuer and HIS (the "Asset Purchase Agreement"), which provides for the issuance by the Issuer to HIS of 1,178,380 shares of the Issuer's Common Stock, including 681,082 Put/Call Consideration Shares and 497,298 Ordinary Consideration Shares, that are subject to this Agreement; and WHEREAS, in order to induce HIS to enter into the Asset Purchase Agreement, the Issuer has agreed to provide the put, call and registration rights set forth in this Agreement. NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein and in the Asset Purchase Agreement, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   Definitions

     1.1. Definitions. As used in this Agreement, the following terms shall have the following meanings: "Agreement" has the meaning set forth in the first paragraph of this Agreement. "Amount Requested" has the meaning set forth in
Section 3.1(a). "Asset Purchase Agreement" has the meaning set forth in the recitals of this Agreement. "Call Securities" shall mean that amount of Put/Call Consideration Shares for which an HIS Entity has exercised its registration rights pursuant to Section 3.1 hereof. "Caller" has the meaning set forth in
Section 2.2.
                                       C-1

                  "Demand Registration Notice" has the meaning set forth in Section 3.1(a).

                  "HIS" has the meaning set forth in the first paragraph of this Agreement.

                  "HIS Entities" means HIS and the Permitted
Transferees.

                  "HIS Entities Indemnitees" has the meaning set forth in Section 3.6(b).

                  "Indemnified Party" has the meaning set forth in
Section 3.6(c).

                  "Indemnifying Party" has the meaning set forth in
Section 3.6(c) hereof.

                  "Issuer" has the meaning set forth in the first paragraph of this Agreement.

                  "Issuer Indemnitees" has the meaning set forth in
Section 3.6(a).

                  "Number Requested" has the meaning set forth in
Section 3.1(a).

     "Number Sold" means the number of Put/Call Consideration Shares sold or to be sold pursuant to a Regis- tration with a value equal to the Amount Requested. For this purpose, value shall be equal to the amount realized by the HIS Entity or HIS Entities concerned, either in the aggregate or on a per share basis (on a per share basis, the "Realized Per Share Price"), based on a sale using reasonable efforts in good faith, after deduction of all Registration Expenses and Selling Expenses payable by them. For convenience, an example showing the interrelationship of Number Sold and Amount Requested and Number Requested is included in Schedule 3.1(a), which also sets forth the limits on Registration during a given period hereunder.

     "Permitted Transferees" shall mean the holders of common or preferred stock (or of options to acquire such stock) of HIS as of the Closing Date, which include Robert S. Sanford, Computer Systems Associates and Montreux Equity Partners III L.P. ("Montreux"). Permitted Transferees shall also include such other persons as to which the Issuer shall consent in writing, such consent not to be unreasonably withheld. In any event, up to ten accredited investors, within the definition under Regulation D under the

     Securities Act, requested by Computer Systems Associates or Montreux will be consented to by the Issuer. "Per Share Price" means $9.25. The Per Share Price shall automatically (i) adjust for any stock dividend, stock split, reverse stock split or other subdivision or combination of the outstanding shares of common stock and (ii) increase on the first day of each month after the Closing Date by one-twelfth (1/12) of the annualized yield (the "T-bill Yield") for United States government securities with a maturity of six months, as published in the Wall Street Journal on the business day immediately preceding the nearest prior July 15 or January 15, as applicable. "Proportionate Share" has the meaning set forth in Section 3.3. "Realized Per Share Price" has the meaning set forth in the definition of the term "Number Sold". "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a regis- tration statement in compliance with the Securities Act and the rules and regulations promulgated thereunder ("Registra- tion Statement"), and the declaration or ordering of the effectiveness of such Registration Statement by the Securities and Exchange Commission. "Registrable Common Stock" shall mean (a) the Consideration Shares and (b) all Common Stock issued, or issuable upon conversion, exchange or exercise of an equity security which is issued, pursuant to a stock split, stock dividend or other similar distribution or event with respect to Registrable Common Stock. "Registration Expenses" shall mean all expenses incurred by the Issuer in complying with Article III hereof (other than Selling Expenses), including, without limita- tion, all federal and state registration, qualification and filing fees, so-called "Blue Sky" filing fees and expenses, printing expenses, fees and disbursements of counsel for the Issuer (but not counsel for the HIS Entities), underwriting expenses and fees (other than Selling Expenses) and expenses of the Issuer's independent accountants. "Registration Statement" has the meaning set forth in the definition of the term "Register." "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Common Stock. "Valid Business Reason" has the meaning set forth in Section 3.1(b)(iii). 1.2. Other Definitions. All capitalized terms used herein and not otherwise defined shall have the respec- tive meanings set forth in the Asset Purchase Agreement.
                                   ARTICLE II

                               Put and Call Rights

     2.1. Put Right of the HIS Entities. At any time after the fifth anniversary of the Closing Date and prior to the sixth anniversary of the Closing Date, any HIS Entity may require the Issuer to purchase all the Put/Call Consid- eration Shares held by it and not previously disposed of at a cash purchase price per share equal to the Per Share Price. To implement such a put, an HIS Entity shall deliver written notice of the same to the Issuer. The date of the put will be the date the written notice is delivered to the Issuer. The closing of such put shall take place twenty (20) business days after the date of the put, at which time (a) the HIS Entity shall deliver to the Issuer the Put/Call Consideration Shares held by it and (b) the Issuer shall pay to the HIS Entity the purchase price for the Put/Call Consideration Shares by wire transfer of immediately available funds to a bank account designated by the HIS Entity. 2.2. Call Right.
(a) If at any time any HIS Entity exercises its registration rights with respect to Put/Call Consideration Shares pursuant to Section 3.1 hereof, the Issuer has the right, in lieu of such registration, to require such HIS Entity to sell all of such Call Securities at a cash purchase price per share equal to the Per Share Price. The Issuer may not exercise such right directly but shall be entitled to transfer such right to any other person or entity (the "Caller") who shall acknowledge and agree that the transfer of such right is in a transaction not involving any public offering and that the shares of Common Stock acquired upon exercise of such right may be restricted securities for purposes of the Securities Act. To implement such a call, the Caller shall deliver written notice of the same to the HIS Entity within the 30-day period set forth in
Section 3.1(a), at which time Caller shall be irrevocably obligated to purchase such shares. The date of the call will be the date the written notice is delivered to the HIS Entity. The closing of such call shall take place twenty (20) business days after the date of the call, at which time (a) the HIS Entity shall deliver, or the Issuer on behalf of the Caller shall direct the Escrow Agent to deliver, to the Caller the Call Securities and (b) the Caller shall pay to the HIS Entity (not the Escrow Agent) the purchase price for the Call Securities by wire transfer of immediately available funds to a bank account designated by the HIS Entity. (b) At any time during the thirty (30) business days preceding the second anniversary of the Closing Date, the Issuer has the right to require any HIS Entities to sell the Put/Call Consideration Shares held by them at a cash purchase price equal to the Per Share Price. To implement such a call, the Issuer shall deliver written notice of the same to the HIS Entity. The date of the call will be the date the written notice is delivered to the HIS Entity. The closing of such call shall take place twenty (20) business days after the date of the call, at which time (a) the HIS Entity shall deliver, or the Issuer shall direct the Escrow Agent to deliver, to the Issuer the Call Securities and (b) the Issuer shall pay to the HIS Entity the purchase price for the Call Securities by wire transfer of immediately available funds to a bank account designated by the HIS Entity. 2.3. Amount of Consideration Shares. (a) Prior to the second anniversary of the Closing Date, the Put/Call Consideration Shares may only be sold pursuant to Section 2.2 or a Registration and the number of Put/Call Consideration Shares that may be sold pursuant to a Registration and released from escrow and delivered to or upon the order of the HIS Entities may not exceed the Number Sold. (b) If, after using reasonable efforts in good faith, the Number Sold by any HIS Entity in a Registration of Put/Call Consideration Shares pursuant to this Agreement is greater than the Number Requested, the Issuer shall promptly issue to the HIS Entity and deliver to the Escrow Agent a number of additional Put/Call Consideration Shares equal to the difference between the Number Sold and the Number Requested and the Issuer and such HIS Entity shall direct the Escrow Agent to release such Number Sold of Put/Call Consideration Shares from escrow and deliver them to or upon the order of such HIS Entity. Such new shares shall be deemed to be Put/Call Consideration Shares and shall have all the benefits of this Agreement attributable thereto; provided that, to the extent the amount of such new shares when added to the original number of Put/Call Consideration Shares sold would exceed 59% of the aggregate of the amount of Put/Call Consideration Shares and Original Consideration Shares, such excess shares shall be held in escrow and not sold prior to the first anniversary of the Closing Date. If the Issuer reasonably believes that the Number Sold at any time may be greater than the Number Requested, the Issuer may issue and deliver to the Escrow Agent and Register such additional Put/Call Consideration Shares as it deems necessary to enable the HIS Entities to sell the Number Sold of Put/Call Consideration Shares without undue delay. (c) If, after using reasonable efforts in good faith, the Number Sold by any HIS Entity in a Registration of Put/Call Consideration Shares pursuant to this Agreement is less than the Number Requested, the Issuer and such HIS Entity shall direct the Escrow Agent to release such Number Requested of Put/Call Consideration Shares from escrow, to deliver such Number Sold of Put/Call Consideration Shares to or upon the order of such HIS Entity and to deliver a number of Put/Call Consideration Shares equal to the difference between the Number Requested and the Number Sold to or upon the order of the Issuer. 2.4. Escrow Agreement. As long as the Escrow Agreement is in effect, the delivery of all Consideration Shares subject to such Escrow Agreement shall be in accordance with the terms of the Escrow Agreement. For example, if Ordinary Consideration Shares are not at the time available to be released under the Escrow Agreement, for example because a Dispute (as defined in such agreement) then exists and has not yet been resolved, then such Ordinary Consideration Shares shall not be available for sale pursuant to the registration rights in
Article III of this Agreement, notwithstanding that such registration rights would otherwise be applicable at that time, until such shares are available to be released under the terms of the Escrow Agreement. The Issuer and the HIS Entities agree to cooperate with the Escrow Agent to ensure that the Put/Call Consideration Shares will be released from escrow in accordance with the terms of this Agreement and the Escrow Agreement without undue delay. The Escrow Agreement contemplates that, in addition to Consideration Shares that may be escrowed thereunder, the escrow property may also include Other Escrow Property (as defined in the Escrow Agreement). The Escrow Agreement contemplates that dis- tributions of Other Escrow Property would ordinarily follow the same rules as applicable to the related Consideration Shares. This Agreement does not provide for the treatment of Other Escrow Property, on the basis that the Escrow

     Agreement makes adequate provision therefor. However, in any case where the provisions of this Agreement do not sufficiently reflect the intended economics of a particular transaction, due to the existence of Other Escrow Property, then the parties agree to make whatever adjustments are necessary herein so that this Agreement may be applied in a manner consistent with the Escrow Agreement and the Asset Purchase Agreement, with respect to the Other Escrow Property, if any. For example, any put or call of Put/Call Consideration Shares hereunder should include delivery to the Issuer of the related Other Escrow Property. Also, the calculation of the Number Sold in case of any Registration and sale of Put/Call Consideration Shares is designed to result in proceeds to the HIS Entities equal to the Amount Requested. So long as this requirement is met, the Issuer should receive the related Other Escrow Property. Alterna- tively, in an appropriate case (for example following a stock split) the Number Sold should include the additional shares that constitute Other Escrow Property.

                                   ARTICLE III

                               Registration Rights

     3.1. Registration. (a) Demand Registration Right. At any time and from time to time commencing fifteen (15) days after the date of execution and delivery of this Agreement and until the second anniversary of the Closing Date, the HIS Entities may demand Registration under the Securities Act of their Registrable Common Stock on a Registration Statement by a written notice given to the Issuer signed by such HIS Enti- ties (a "Demand Registration Notice"); provided, however, that in the case of each such Registration so requested by the HIS Entities, the amount of Put/Call Consideration Shares for which the HIS Entities may demand registration shall be limited (such limit to be based on the Amount Requested and the Number Requested) during the first year after the Closing to the amount set forth in Schedule 3.1(a) to this Agreement. During such first year, such Demand Registration Notice shall be made by Computer Systems Associates and Montreux jointly, and not by any other HIS Entity; provided, this sentence shall not preclude the Registrable Common Stock of other HIS Entities from being part of such Registration; provided further that upon receipt of any such Demand Registration Notice, the Issuer shall give notice to Robert S. Sanford and shall allow other HIS Entities who deliver a Demand Registration Notice to the Issuer within 10 days after such notice to Mr. Sanford to have their Registrable Common Stock included in such Demand Registration. During any year, the HIS Entities shall give any Demand Registration Notice at least 90 days prior to the applicable anniversary date that ends such year, so as to facilitate compliance with the other provisions of this Agreement. The Demand Registration Notice shall specify the dollar amount to be realized after deduction of all Registration Expenses, if any, and Selling Expenses payable by such HIS Entities (the "Amount Requested") of Registrable Common Stock for which such Registration is demanded. The "Number Requested" equals the Amount Requested divided by the Per Share Price at the time requested, rounded up to the nearest whole share. The Issuer will have the right for thirty (30) days following receipt of such written notice from the HIS Entities with respect to Put/Call Consideration Shares to notify the HIS Entities whether it proposes to Register shares of Common Stock pursuant to such Registra- tion or to exercise its call right pursuant to Section 2.2. All registrations demanded under this
Section 3.1 are referred to herein as "Demand Registrations." (b) Restrictions on Demand Registrations. (i) During the term of this Agreement, the HIS Entities will be entitled to request and have effective (A) only one Demand Registration with respect to Put/Call Consideration Shares and no Demand Registration with respect to Ordinary Consideration Shares prior to the first anniversary of the Closing Date, (B) only one Demand Registration with respect to Consideration Shares after the first anniversary and prior to the second anniversary of the Closing Date and (C) no Demand Registration on or after the second anniversary of the Closing Date. Demand Registrations may be made on any form deemed advisable by the Issuer. (ii) The Issuer will not be obligated to effect any Demand Registration if the Board of Directors of the Issuer adopts a resolution to the effect that the Issuer intends to Register shares of Common Stock under the Securi- ties Act within the six-month period subsequent to receipt of the Demand Registration Notice until such period has elapsed or the Issuer shall have abandoned such intention prior to the expiration of such six-month period or, in the event such Registration becomes effective, during the one hundred twenty (120) day period after the effective date of such Registration, but this provision may be used only to delay and not to prevent any Demand Registration that is otherwise available. Also, if the Issuer uses this provi- sion, then during the period of such delay, solely with respect to the shares that are subject to such delay, the increase in the Per Share Price, pursuant to clause
(ii) of the second sentence of the definition thereof, shall be at the T-bill Yield plus 7.5%, rather than at the T-bill Yield only, and otherwise in accordance with such definition. However, the Issuer shall use its reasonable best efforts to include in such Registration the shares of Registrable Common Stock that are the subject of the Demand Registration Notice unless the managing underwriter or underwriters advise the Issuer that in its or their opinion a limitation on the total number of shares of Common Stock to be included in such Registration is advisable, then the Issuer will include in such Registration such number of shares of Common Stock as in the opinion of such underwriter or underwriters may be sold, allocated among (i) first, the shares of Common Stock the Issuer proposes to sell pursuant to such Registra- tion and
(ii) second, the shares of Registrable Common Stock the HIS Entities propose to sell pursuant to such Registration. (iii) In addition, if the Board, in its good faith judgment, determines that any registration of Registrable Common Stock should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger involving the Issuer (collectively, a "Valid Business Reason"), the Issuer may postpone filing a Registration Statement relating to any Demand Registration until such Valid Business Reason has been consummated or terminated, and, in case any such Registration Statement has already been filed the Issuer may cause such
Registration Statement to be withdrawn and its effectiveness prematurely terminated or may postpone amending or supplementing such Registration Statement, but this provision may be used only to delay and not to prevent any Demand Registration that is otherwise available. The HIS Entities agree that, upon receipt of any notice from the Issuer that the Issuer has determined to withdraw any Registration Statement pursuant to this Section 3.1(b)(iii), the HIS Entities will discontinue their disposition of Registrable Common Stock pursuant to such Registration Statement and, if so directed by the Issuer, will deliver to the Issuer (at the Issuer's expense) all copies then in the HIS Entities' possession of the prospectus covering such Registrable Common Stock that was in effect at the time of receipt of such notice. If the Issuer shall give any notice of withdrawal or postponement of a Registration Statement, the Issuer shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists, with respect to a withdrawn Registration Statement, as soon as practicable file a new Registration Statement covering the Registrable Common Stock that was covered by the withdrawn Registration Statement or, with respect to a postponed Registration Statement, use its best efforts to effect the Registration under the Securities Act of Regis-
                                       C-9
     trable Common Stock in accordance with this Article III, and such Registration Statement shall be maintained effective for the full period of time required by this Agreement for Registration Statements effected pursuant to this Arti- cle III. If the Issuer shall have withdrawn or prematurely terminated a Registration Statement filed pursuant to this Article III (whether pursuant to this clause (b)(iii) or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Issuer shall not be considered to have effected an effective Registration for the purposes of this Arti- cle III until the Issuer shall have filed a new Registration Statement covering the Registrable Common Stock covered by the withdrawn Registration Statement and such Registration Statement shall have been declared effective and shall not have been withdrawn or prematurely terminated. The Issuer represents that as of the date of this Agreement, it has no present intention to proceed with a material financing, acquisition, corporate reorganization or merger as a result of which it would cause a withdrawal or postponement of a Registration Statement pursuant to this paragraph. Also, if the Issuer uses this provision, then during the period of such delay, solely with respect to the shares that are subject to such delay, the increase in the Per Share Price, pursuant to clause (ii) of the second sentence of the definition thereof, shall be at the T-bill Yield plus 7.5%, rather than at the T-bill Yield only, and otherwise in accordance with such definition. (iv) If the HIS Entities give a Demand Registration Notice prior to thirty days after the Closing Date, the Issuer will not be entitled to delay such Demand Registration pursuant to Section 3.1(b)(ii), but may include in such Demand Registration shares of Common Stock to be issued in an underwritten offering by the Issuer. The shares of Registrable Common Stock held by the HIS Entities that are the subject of the Demand Registration will not be subject to cutback or holdback by the managing underwriter or underwriters of such offering. The HIS Entities shall cooperate with the Company in effectuating any such offering. (c) Piggyback Registrations Right. In the event that the Issuer intends to Register shares of Common Stock under the Securities Act (other than pursuant to a Demand Registration) prior to the second anniversary of the Closing Date, on a form that would permit inclusion of the Consideration Shares held by the HIS Entities (any such Registration, a "Piggyback Registration"), the Issuer will promptly give each of the HIS Entities written notice thereof (the "Piggyback Registration Notice") and use its
                                      C-10
     reasonable best efforts to include in such Registration all of the shares of Common Stock that are specified in a written notice given to the Issuer by such HIS Entity within twenty (20) days after the date of the Piggyback Registra- tion Notice unless the managing underwriter or underwriters advise the Issuer that in its or their opinion a limitation on the total number of shares of Common Stock to be included in such Registration is advisable, then the Issuer will include in such Registration such number of shares of Common Stock as in the opinion of such underwriter or underwriters may be sold, allocated among (i) first, the shares of Common Stock the Issuer proposes to sell pursuant to such Registra- tion and (ii) second, the shares of Registrable Common Stock the HIS Entities propose to sell pursuant to such Registra- tion. The HIS Entities shall not be entitled to a Piggyback Registration with respect to Ordinary Consideration Shares prior to the first anniversary of the Closing Date. Piggy- back Registration shall not be available for any shares of Common Stock previously sold by the HIS Entities, or previously registered pursuant to any Demand Registration and still available for sale pursuant thereto, or that are then subject to a pending call pursuant to Section 2.2 hereof. (d) Notice of Sales. If any HIS Entity intends to sell shares of Common Stock pursuant to an effective Registration, other than pursuant to an underwritten offering in which the Issuer is a party to the underwriting agreement, such HIS Entity shall give the Issuer at least fifteen (15) days' notice of such sale in order to allow the Issuer to comply with its obligations under the Securities Act and the Exchange Act. 3.2. Compliance with Blue Sky Laws. In the event of any Registration of Registrable Common Stock pursuant to this Article III, the Issuer will use its reasonable best efforts to Register and qualify the Consideration Shares included in the Registration under such Blue Sky or other securities laws of such states or other jurisdictions as shall be reasonably requested by the HIS Entities concerned, in the case of a Registration that does not involve an underwriting, or by the representative of the underwriters, in the case of a Registration involving an underwriting, to effect the plan of distribution of such securities; provided, however, that the Issuer shall not be required to subject itself to taxation in any such state or jurisdiction, qualify to do business in any such state or jurisdiction or file a general consent to service of process in any such state or jurisdiction solely by reason of such qualification of such securities.

     3.3. Expenses of Registration. In the event of a Registration, the Issuer shall bear all the Registration Expenses and the HIS Entities shall be responsible for (i) their own legal fees and expenses in connection with such Registration, and (ii) their proportionate share of all Selling Expenses, such proportionate share to be equal to a fraction, the numerator of which is the number of shares of Common Stock being so Registered by the HIS Entities and the denominator of which is the aggregate number of shares of Common Stock being Registered ("Proportionate Share"). 3.4. Registration Procedures. The Issuer will keep the HIS Entities advised as to the initiation, amendment and completion of any Registration effected pursuant to this Agreement. At its expense, the Issuer will: (a) use its reasonable best efforts to effect promptly such Registration and to keep any such Registration effective for a period of 180 days or until the HIS Entities have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; (b) in the case of the first Demand Registration hereunder, to file the Registration Statement within 60 days after the Demand Registration Notice; (c) furnish such number of prospectuses (including preliminary prospectuses) and other documents to the HIS Entities from time to time as the HIS Entities may reasonably request; and (d) the Issuer will amend any Registration if and when required, including to correct any material misstatement or omission therein it becomes aware of. 3.5. Information. It is a condition precedent to the Issuer's obligations under this Agreement that the HIS Entities, after requesting that Registrable Common Stock be included in a Registration pursuant to this Article III, furnish to the Issuer, or to the underwriters or representa- tive participating in such Registration, such information regarding the HIS Entities, and the distribution proposed by the HIS Entities as the Issuer or such underwriters or representative may reasonably request. In addition, the HIS Entities shall enter into such agreements with the Issuer and the underwriters or representatives participating in such Registration, including agreements with respect to indemnification, as the Issuer and the underwriter or representative participating in such Registration may reasonably request. 3.6. Indemnification.
(a) Issuer's Indemnification. To the extent permitted by law, the Issuer will indemnify the HIS Entities holding Registrable Common Stock with respect to which

     Registration or qualification has been effected pursuant to this Agreement, and each of their agents, employees and controlling persons within the meaning of the Securities Act, officers, directors and partners (collectively, the "Issuer Indemnitees"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or other document incident to any such Registration or qualification or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or any violation by the Issuer of the Securities Act or any rule or regulation thereunder applicable to the Issuer in connection with any such Registration or qualification, and will reimburse each Issuer Indemnitee for any legal and any other expenses reasonably incurred by any such party in connection with investigating or defending any such claim, loss, damage, liability or action as such expenses are incurred; provided, however, that the indemnity contained in this Section 3.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the prior written consent of the Issuer (which consent shall not be unreasonably withheld); and provided further, however, that the Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Issuer by any HIS Entity or Issuer Indemnitee and stated to be specifically for use therein. (b) HIS Entities' Indemnification. To the extent permitted by law, each of the HIS Entities, severally and not jointly, will indemnify the Issuer and each of its agents, employees and controlling persons within the meaning of the Securities Act, officers, directors and partners (collectively, the "HIS Entities Indemnitees"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or other document incident to such Registration or qualification or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements contained therein not misleading, and will reimburse each HIS Entities' Indemnitee for any legal and any other expenses reasonably incurred by any such party in connection with investigating or defending any such claim, loss, damage, liability or action as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Issuer by such HIS Entity or any agent, employee, officer, director, partner or controlling person thereof and stated to be specifically for use therein; provided however that the indemnity contained in this Section 3.6(b) shall not apply to amounts paid in settlement of any such claim, loss, demand, liability or action if such settlement is effected without the prior written consent of such HIS Entity (which consent shall not be unreasonably withheld). (c) Indemnification Procedure. Each party entitled to indemnification under this Section 3.6 (the "Indemnified Party") shall give written notice, which is reasonably detailed, to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, with counsel chosen by such Indemnifying Party (such counsel to be reasonably acceptable to Indemnified Party), and the Indemnifying Party shall not be obligated to indemnify the Indemnified Party for any legal and any other expenses incurred by the Indemnified Party in connection with investigating and defending such action after the Indemnifying Party assumes the defense of such claim; provided, however, that nothing contained herein shall prevent the Indemnified Party from participating in such defense at such party's expense. If the Indemnified Party reasonably determines, based upon written advise of its counsel, that there is a conflict between the position of the Indemnified Party and the Indemnifying Party in conducting the defense of such action, then the Indemnified Party shall be entitled to conduct the defense of such action, at the expense of the Indemnifying Party, to the extent reasonably determined by such counsel to be necessary to protect the interest of the Indemnified Party. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6(c) provided that the parties to this Agreement reserve any rights to make a claim under this Agreement for damages actually incurred by reason of any failure of an Indemnified Party to give prompt written notice of a claim to an Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom. (d) Contribution. The Issuer and the HIS Entities agree that, if for any reason the indemnification provisions contemplated by Section 3.6(a) or Section 3.6(b) hereof are unavailable to or insufficient to hold harmless an Indemnified Party in respect of any claims, losses, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such claims, losses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in the claims, losses, damages or liabilities (or action in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the statement or omission. The parties hereto agree that it would not be just and equitable if contribu- tion pursuant to this
Section 3.6(d) were determined by pro rata allocation (even if the Issuer, the HIS Entities or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Sec- tion 3.6(d). The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by the Indemnified Party in connection with the investigating or defending any such action or claim. The Issuer and the HIS Entities' obligations in this Section 3.6(d) to contribute shall be several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation. 3.7. Selection of Underwriters. In the case of any Registration, including a Demand Registration, the Issuer shall have the right, in its sole discretion, to select the investment banker(s) and manager(s) and to administer the offering of any such Registration pursuant to this Article III. 3.8. [not used] 3.9. Delay of Registration. The HIS Entities shall have no right to obtain or seek an injunction restraining or otherwise delaying any Registration of the securities of the Issuer as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.


                                   ARTICLE IV


                            Miscellaneous and General
     4.1. No Inconsistent Agreements. The Issuer has not, as of the date hereof, and the Issuer shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the HIS Entities in this Agreement or otherwise conflicts with the provisions hereof. 4.2. Term. This Agreement shall be effective as of the Closing Date and shall expire on the seventh anniversary of such Closing Date.
4.3. Amendment; Waiver. This Agreement may not be modified or amended except by a written instrument signed by authorized representatives of both parties and referring specifically to this Agreement. No waiver of any breach or default hereunder shall be considered valid unless in writ- ing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach of the same or similar nature. 4.4. Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

     4.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. 4.6. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, next-day air courier or facsimile: 1. if to the Issuer, at 9600 Jeronimo Road Irvine, California 92718 Facsimile No.: (714) 580-2378 Attention: President with a copy to: Sullivan & Cromwell 444 South Flower, Suite 1200 Los Angeles, California 90071 Facsimile No.: (213) 683-0457
Attention: Frank H. Golay, Jr. 2. if to the HIS Entities, at Hotel Information Systems, Inc. 2300 Clayton Road, Suite 300 Concord, California 94520 Facsimile
No.: (510) 602-3052 Attention: President with copies to: Heller, Ehrman, White & McAullife 525 University Avenue Suite 1100 Palo Alto, California 94301-1908 Facsimile No.: (415) 324-0638 Attention: August J. Moretti Saphier, Rein & Walden 10000 Santa Monica Boulevard, #312 Los Angeles, California 90067 Facsimile No.: (310) 556-1564 Attention: Robert S. Rein or to such other persons or addresses as may be designated in writing by the party to receive such notice.

     4.7. Successors and Assigns. This Agreement is solely for the benefit of the Issuer and the HIS Entities and, except with respect to assignments to Permitted Transferees, the rights granted and the obligations incurred hereunder may not be transferred or assigned by operation of law or otherwise; provided that the Issuer may transfer its call rights in Section 2.2 to any other person or entity. In the case of any assignment of this Agreement by HIS to any Permitted Transferee (so as to permit the HIS Entities, as opposed to HIS alone, to take advantage of this Agreement), HIS agrees to provide to the Issuer a written agreement of each such Permitted Transferee agreeing to be bound by the terms and conditions of this Agreement and the Escrow Agreement. However, even in the absence of delivery of such written agreement(s), by including any of its securities in any Registration hereunder, such Permitted Transferee shall be deemed to have agreed to be bound by the terms and conditions of this Agreement and the Escrow Agreement for all purposes, as a consequence of accepting the benefits of Registration hereunder. 4.8. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. 4.9. Captions. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. 4.10. Further Assurances. The Issuer and HIS shall take all actions not inconsistent with the terms of this Agreement, the Asset Purchase Agreement and the other Ancillary Agreements that may be reasonably requested by the other party in order to effectuate the purposes of this Agreement. Each of the parties hereto agrees to take all reasonable actions to ensure that the shares to be sold pursuant to a Registration will be sold as soon as practicable. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                              MAI SYSTEMS CORPORATION


                                              By:___________________________
                                                 Name:
                                                 Title:




                                              HOTEL INFORMATION SYSTEMS, INC.


                                                By:___________________________
                                                   Name:
                                                   Title:

                                 Schedule 3.1(a)

              Limit during Specified Periods as to Amount Requested
                    and Number Requested for Purposes of any
                  Registration of Put/Call Consideration Shares


     This limitation applies only to the Put/Call Consideration Shares. Prior to the first anniversary of the Closing Date, the aggregate Registration (on behalf of all the HIS Entities) of Amount Requested of Put/Call Consideration Shares may not exceed $5,450,000 (i.e., half the dollar amount of the Consideration Shares), equivalent to a Number Requested of 589,190 Put/Call Consideration Shares; provided that such Amount Requested and Number Requested shall be reduced by one-half of any reduction pursuant to Sections 1.3(f), 2.1(b) and 2.5(c) of the Asset Purchase Agreement. Nevertheless, the foregoing Amount Requested will be subject to increase to the extent of any increase in the Per Share Price, but without any change in such Number Requested. After the first anniversary and prior of the second anniversary of the Closing Date, there will be no such limit on the amount of the aggregate Registration on behalf of all the HIS Entities. Any of the Put/Call Consideration Shares of the HIS Entities, not previously disposed of, may be included in the Number Requested. The Amount Requested will equal the Number Requested times the Per Share Price. In accordance with Sections 2.3(b) and (c) of the Put/Call and Registration Rights Agreement (the "Agree- ment"), and consistent with the definition of Number Sold thereunder, if upon any Registration and sale of Put/Call Consideration Shares, the Realized Per Share Price is less than the Per Share Price, then additional shares will be sold and will be delivered by the Issuer in accordance with
Section 2.3(b) of the Agreement and the related provisions of the Escrow Agreement. Alternatively, if upon any such Registration and sale, the Realized Per Share Price is greater than the Per Share Price, then in accordance with
Section 2.3(c) a fewer number of shares will be sold and the remainder will be delivered back to the Issuer. Through the foregoing mechanisms, upon any such Registration and sale, the amount realized by the HIS Entities will be equal to the then current Per Share Price times the number of Put/Call Consideration Shares originally scheduled to be sold, subject to reduction pursuant to Sections 1.3(f), 2.1(b) and 2.5(c) of the Asset Purchase Agreement. Any increased value that would otherwise be realized by the HIS Entities, or diminution in value that would otherwise be incurred by them, will be adjusted for by changes in the Number Sold, and will be for the account of the Issuer.

     For example, during the period prior to the first anniversary of the Closing Date, if the Amount Requested was $1 million, and the Per Share Price was $10, then the Number Requested would be 100,000. If however, in connection with an actual sale, the Realized Per Share Price was only $8 per share, then the Number Sold would be 125,000 shares, and the Issuer would be responsible for providing the extra 25,000 shares.